Exhibit 10.2

Execution Copy

MASTER AMENDMENT NO. 2 TO THE EUROPEAN RECEIVABLES LOAN AGREEMENT, EUROPEAN SERVICING AGREEMENT AND
TRANSACTION DOCUMENTS

This Master Amendment Agreement to the EUROPEAN RECEIVABLES LOAN AGREEMENT, EUROPEAN SERVICING AGREEMENT AND TRANSACTION DOCUMENTS dated as of April 15, 2011 (this “Amendment”), is made among Huntsman Receivables Finance LLC (the “Company”), a Delaware limited liability company, Vantico Group S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg with its registered office at 68-70, Boulevard de la Pétrusse, L-2320 Luxembourg, registered with the Luxembourg trade and companies’ register under number B72959 (the “Master Servicer”), the European Originators and Local Servicers a party hereto, Huntsman International LLC, a limited liability company established under the laws of Delaware (the “Contributor” or the “Servicer Guarantor”), Barclays Bank plc in its capacities as Administrative Agent (the “Administrative Agent”), as Collateral Agent (the “Collateral Agent”), a Funding Agent, and as a party to the Italian Receivables Purchase Agreements, Sheffield Receivables Corporation, (“Sheffield”) and Regency Assets Limited (“Regency”), each in its capacity as Lenders (the “Lenders”), HSBC Bank plc, as a Funding Agent and PricewaterhouseCoopers LLP, a limited liability partnership established under the laws of England and Wales (registered number OC303525) as Liquidation Servicer (the “Liquidation Servicer”).

WHEREAS, the Company, the Master Servicer, the Funding Agent, the Lender, the Administrative Agent and the Collateral Agent are parties to the European Receivables Loan Agreement dated as of October 16, 2009 as amended by (i) the Amendment to the Receivables Loan Agreement and European Servicing Agreement, dated as of November 17, 2009, (ii) Amendment No. 2 to the European Receivables Loan Agreement, dated as of October 8, 2010 and (iii) the Master Amendment to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of December 22, 2010 (as so amended, the “Receivables Loan Agreement”);

WHEREAS, the Company, the Master Servicer, the Servicer Guarantor, the Local Servicers, the Administrative Agent, the Collateral Agent, and the Liquidation Servicer are parties to the European Servicing Agreement dated as of October 16, 2009, as amended by (i) the Amendment to the Receivables Loan Agreement and European Servicing Agreement, dated as of November 17, 2009 and (ii) the Master Amendment to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of December 22, 2010 (as so amended, the “Servicing Agreement”);

WHEREAS, concurrently with this Amendment, Sheffield has assigned to Regency a portion of its Loans and Commitments.

WHEREAS, the Master Servicer, the Contributor and the European Originators have requested certain amendments to the Transaction Documents and each of the parties hereto have agreed to such amendments, in each case on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Capitalized terms used but not defined herein shall have the meanings ascribed to them in Schedule 3 to the Receivables Loan Agreement (as amended by this Amendment).

2.             The parties to the Receivables Loan Agreement agree that, as of the Effective Date (defined below),

(a)  Section 7.3(c) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(c)          From and after the occurrence of a Termination Event, all Loans shall accrue Interest at the Default Interest Rate for so long as such Termination Event shall be continuing.”

(b)  Section 7.4 of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“Each Funding Agent shall provide an initial notice of the inclusion of Mandatory Costs in the determination of the Interest Rate promptly after such Funding Agent becomes aware of the condition giving rise to such Mandatory Costs; provided that the failure to provide such notice shall not affect or limit the right to include Mandatory Costs in the determination of the Interest Rate; provided, further, that the Company will not be required to compensate a Lender for any Mandatory Costs incurred more than one hundred eighty (180) days prior to the date that such Funding Agent notifies the Company of the change giving rise to such Mandatory Costs and of such Funding Agent’s intention to include such Mandatory Costs in the determination of the Interest Rate; provided, further, that, if the relevant change giving rise to such Mandatory Costs is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof.  In determining such Mandatory Costs, such Funding Agent shall act reasonably and in good faith and shall have made a determination to claim such costs under such other similarly affected facilities for which such claim is permitted under the applicable documentation.  Each determination of Interest Rate including (if applicable) any Mandatory Costs by each Funding Agent shall be prima facie evidence that such calculation is correct.”

(c)          Section 21.1(d) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(d)               [intentionally omitted];”

(d)          Section 21.1(r) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(r)                the Servicer Guarantor or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to any of its outstanding Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause such Indebtedness to become due prior to its stated maturity; provided, however, that no Termination Event shall be deemed to occur under this paragraph unless the aggregate amount of Indebtedness in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $50,000,000;”

(e)          Section 26.1(p) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(p)               Compliance with Policies.  Timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Policies in regard to each Receivable and the related Contract.”

(f)           Section 26.2(g)(iii) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(iii)              together with the financial statements required pursuant to (a) clause (ii) above, a compliance certificate signed by a Responsible Officer of Huntsman International stating that the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of Huntsman International and (b) clauses (i) and (ii) above, a compliance certificate signed by a Responsible Officer of Huntsman International to the best of such Responsible Officer’s knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists and is continuing, stating the nature and status thereof; and”

(g)          Section 26.2(l)(i) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(i)                within 90 days after the end of each fiscal year of the Company, the unaudited balance sheet and unaudited related statements of income, stockholders’ equity and cash flows showing the financial condition of the Company as of the close of such fiscal year and the results of its operations during such year, prepared in accordance with GAAP consistently applied;”

(h)          Section 26.3(d) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(d)        Limitation on Fundamental Changes.  Except to the extent permitted under the Transaction Documents, enter into any merger, consolidation or amalgamation, or liquidate, to the fullest extent permitted by law, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer, grant a security interest in or otherwise dispose of, all or substantially all of its property, business or assets other than the security interests contemplated hereby or acquire another company.”

(i)           Section 26.3(r) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(r)                [intentionally omitted];”

(j)           Section 36.8 of the Receivables Loan Agreement shall be and hereby is amended to add a  new sentence to the end thereof which reads as follows:

“The parties hereto hereby agree that the Lenders and Funding Agents may disclose this Agreement, the other Transaction Documents and other information relating thereto to  any rating agency rating the commercial paper notes issued by or on behalf of a Lender and any other credit rating agency registered with the U.S. Securities Exchange Commission who provides any Lender or Funding Agent with a certificate in accordance with paragraph (e) of Rule 17g-5 of the U.S. Securities Exchange Act of 1934 (“Rule 17g-5”) and who wishes to view such documents or information solely for the purposes of determining or monitoring credit ratings in accordance with Rule 17g-5; provided that such  other credit rating agency agrees in writing (which includes any click-through confidentiality provision for website access)  to keep such information confidential.”

(k)         Section 36.11 of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“Any certificate executed and delivered by a Responsible Officer of the Master Servicer, the Company or the Collateral Agent pursuant to the terms of the Transaction Documents shall be executed by such Responsible Officer not in an individual capacity but solely in his or her capacity as an officer of the Company or the Collateral Agent, as applicable, and such Responsible Officer will not be subject to personal liability as to matters contained in the certificate.  A manager, officer, employee or shareholder, as such, of the Company shall not have liability for any obligation of the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document.”

(l)           Section 36.20 of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“The Company’s obligations under Sections 10, 11, 12 and 14 shall be limited to the funds available to the Company which have been properly distributed to the Company pursuant to this Agreement and the other Transaction Documents and neither the Administrative Agent, nor any Funding Agent nor any Lender nor any other Secured Party shall have any actionable claim against the Company for failure to satisfy such obligation because it does not have funds available therefor from amounts properly distributed.  Notwithstanding any other provision of this Agreement or any other Transaction Document, no recourse under any obligation, covenant or agreement of the Company contained in this Agreement shall be had against any incorporator, stockholder, member, officer, director, employee or agent of the Company or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Company and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, member, officer, director, employee or agent of or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the Company contained in this Agreement or the other Transaction Documents to which the Company is a party, or implied therefrom, and that any and all personal liability for breaches by the Company of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for this Agreement.”

(m)         Section 36.21(b) of the Receivables Loan Agreement shall be and hereby is amended in its entirety, to read as follows:

“(b)  Notwithstanding anything elsewhere herein contained, the sole remedy of the Administrative Agent, each Funding Agent, the Master Servicer, the Collateral Agent and each Lender or any other person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Agreement shall be against the assets of the Company, subject to the payment priorities contained in Sections 17 and 18. Neither the Administrative Agent, nor any Funding Agent, nor any Lender, nor the Collateral Agent, nor the Master Servicer, nor any other person shall have any claim against the Company to the extent that such assets are insufficient to meet any such obligation, covenant, representation, warranty or agreement (the difference being referred to herein as “shortfall”) and all claims in respect of the shortfall shall be extinguished. A director, member, independent manager, managing member, officer or employee, as applicable, of the Company shall not have liability for any obligation of the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document. “

(n)            Section 36.22 of the Receivables Loan Agreement shall be and hereby is amended to add a new clause (d) to read as follows:

“(d)         Notwithstanding any other provision of this Agreement (including Section 36.22 (a)), each party hereto agrees and acknowledges with Regency Assets Limited (“Regency”) that (i) it will only have recourse in respect of any amount, claim or obligation due or owing to it by Regency (the “Claims”) to the extent of available funds pursuant to Clause 10.5 of the Management Agreement and subject to the proviso in such Clause, which shall be applied, subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full; (ii) following the application of funds following enforcement of the security interests created under the Regency Security Documents, subject to and in accordance with Clause 10.5 of the Management Agreement, Regency will have no assets available for payment of its obligations under the Regency Security Documents and this Agreement other than as provided for pursuant to the Management Agreement, and that any Claims will accordingly be extinguished to the extent of any shortfall; and (iii) the obligations of Regency under the Regency Security Documents, the Management Agreement and this Agreement will not be obligations or responsibilities of, or guaranteed by, any other person or entity.  For purposes of this Section 36.22(d):

(i)             “Management Agreement” shall mean the management agreement between, among others, Regency and the Deutsche International Corporate Services (Ireland) Limited as Manager dated 12 December 1997 as restated on 21 September 2005 and as further amended and restated on 14 March 2008  (as amended and/or restated or otherwise modified from time to time);

(ii)            “Programme Construction and Interpretation Schedule” shall mean the programme construction and interpretation schedule relating to the issue of up to USD 20,000,000,000 commercial paper notes by Regency and Regency Markets No. 1, LLC dated 21 September 2005 and as amended and restated on 14 March 2008 (as amended and/or restated or otherwise modified from time to time); and

(iii)           “Regency Security  Documents”  shall  mean  the  Security  Documents as defined in the Programme Construction and Interpretation Schedule.”

(o)            Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Majority Lenders” in its entirety to read as follows:

“Majority Lenders” shall mean the Lenders having, in the aggregate, more than 75.0% of the Aggregate Commitment..”

(p)            Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by deleting the definition of “Designated Amortization Period”;

(q)            Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Applicable Margin” in its entirety to read as follows:

““Applicable Margin” means:

(a)           2.00% per annum in respect of any portion of a Loan funded by the proceeds of the issue of Commercial Paper; and

(b)           3.00% per annum in respect of any portion of a Loan which has not been funded by the proceeds of the issue of Commercial Paper.”

(r)            Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by deleting the definition of “Tioxide Americas”;

(s)            Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending  the definition of “Eligible Obligor” in its entirety to read as follows:

““Eligible Obligor” shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

(a)           it is located in an Approved Obligor Country;

(b)           it is not (i) Huntsman International or an Affiliate thereof or (ii) an Excluded Factoring Obligor; and

(c)           it is not the subject of any voluntary or involuntary bankruptcy proceeding.”

(t)             Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by adding in alphabetical order a new definition of “Excluded Factoring Obligor” to read as follows:

“Excluded Factoring Obligor” shall mean, as of any date of determination, an Obligor in respect of a Receivable that satisfies the following criteria:

(a)            the Master Servicer has provided the Administrative Agent and the Funding Agent at least ten (10) Business Days’ prior written notice that such Obligor shall become an “Excluded Factoring Obligor”; and

(b)           such notice is accompanied by a certification of the Master Servicer (i) of the aggregate Purchased Receivables originated by such Obligor in the immediately the preceding twelve (12) Settlement Periods (the “Excluded Factoring Obligor Receivable Amount”) and (ii) that the sum of (A) the Excluded Factoring Obligor Receivables Amount determined for such Obligor and (B) the Excluded Factoring Obligor Receivables Amount determined at the time each other Excluded Factoring Obligor was designated pursuant to clause (a) does not in the aggregate exceed Euro 100,000,000.

(u)          Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending  the definition of “Receivable” in its entirety to read as follows:

“Receivable” shall mean all the indebtedness and payment obligations of an Obligor to an Originator arising from the sale of merchandise or services by an Originator (and shall include (a) such indebtedness and payment obligation as may be evidenced by any invoice issued as a re-invoicing or substitution invoicing of an original invoice and (b) the right of payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Obligor with respect thereto); provided that the term “Receivable” wherever used in the Transaction Documents shall not include Receivables owing by an Excluded Factoring Obligor.

(v)             Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by adding in alphabetical order a new definition of “Force Majeure Delay” to read as follows:

“Force Majeure Delay” shall mean, with respect to the Master Servicer or any agent thereof, any cause or event which is beyond the control and not due to the negligence of the Master Servicer or such agent that delays, prevents or prohibits the Master Servicer’s delivery of Daily Reports and/or Monthly Settlement Reports, including acts of God, fires or other casualty, flood or weather condition, earthquakes, acts of a public enemy, acts of war, terrorism, insurrection, riots or civil commotion, explosions, strikes, boycotts, unavailability of parts, equipment or materials through normal supply sources, the failure of any utility to supply its services for reasons beyond the control of the party whose performance is to be excused, or other cause or causes beyond such party’s reasonable control.

(w)            Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending  the definition of “Scheduled Commitment Termination Date” in its entirety to read as follows:

“Scheduled Commitment Termination Date” shall mean April 14, 2014 as may be extended from time to time in writing by the Company, the Lenders and the Funding Agents.

3.         The parties to the Contribution Agreement agree that, as of the Effective Date:

(a)           Section 5.01(c) of the Contribution Agreement shall be and hereby is amended in its entirety to read as follows:

“(c)               Furnish to the Company, together with the financial statements required pursuant to (i) clause (b) above, a compliance certificate signed by a Responsible Officer of the Contributor stating that the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Contributor and (ii) clauses (a) and (b) above, a compliance certificate signed by a Responsible Officer of the Contributor to the best of such Responsible Officer’s knowledge, no Termination Event, Originator Termination Event or Program Termination Event exists, or if any Termination Event, Originator

Termination Event or Program Termination Event exists and is continuing, stating the nature and status thereof;”

(b)           Section 6.04 of the Contribution Agreement shall be and hereby is amended in its entirety, to read as follows:

“Change in Name.  Change its name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to impair the perfection of the ownership interest of the Purchaser and its assignees and the security interest of the Collateral Agent in any Contributed Receivable, without 30 days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.”

4.             The parties to the Master Servicing Agreement agree that, as of the Effective Date,

(a)           the first sentence of Section 4.04(a) of the Master Servicing Agreement shall be and hereby is amended in its entirety, to read as follows:

“The Master Servicer shall, at the expense of the Company, cause Independent Public Accountants to furnish to the Company, the Collateral Agent, the Liquidation Servicer, the Administrative Agent and each Funding Agent within 120 days following the date the Independent Public Accountants are engaged by the Administrative Agent a letter to the effect that such Independent Public Accountants have performed the agreed-upon procedures set forth in Schedule 2 hereto relating to the review of (a) the Master Servicer’s performance related to (i) the preparation of the Daily Reports and (ii) the preparation of the Monthly Settlement Reports, and (b) the preparation of the Originator Daily Reports prepared by the Originators, during the preceding fiscal year and describing such accountants’ findings with respect to such procedures.”

(b)           Section 4.10(a)(iii) of the Master Servicing Agreement shall be and hereby is amended in its entirety, to read as follows:

“(iii)        [intentionally omitted];”

(c)          Section 6.01(a)(i) of the Master Servicing Agreement shall be and hereby is amended in its entirety, to read as follows:

“(i)           failure by the Master Servicer to deliver (a) within one (1) Business Day after the date when due, any Daily Report or, (b) within three (3) Business Days after the date when due, any Monthly Settlement Report, in each case conforming in all material respects to the requirement of Section 4.01 or 4.02; provided, however, that a delay in or failure of performance referred to under clause (a) or (b) above for a period of five (5) Business Days after the  applicable grace period shall not constitute a Master Servicer Default, if such delay or failure could not have been prevented by the exercise of commercially reasonable diligence by the Master Servicer and such delay or failure was caused by a Force Majeure Delay with respect to the Master Servicer;”

5.             The parties to the Belgian Receivables Purchase Agreement agree that, as of the Effective Date,

(a)           Section 4.1(c) of the Belgian Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(c)               Furnish to the Purchaser, together with the financial statements required pursuant to (i) clause (b) above, a compliance certificate signed by a Responsible Officer of the relevant Originator stating that the attached financial statements have been prepared in accordance with the applicable GAAP (except that no footnote disclosure shall be required) and accurately reflect the financial condition of such Originator and (ii) clauses (a) and (b) above, a compliance certificate signed by a Responsible Officer of such Originator stating that to the best of such Responsible Officer’s knowledge, no Termination Event, Originator Termination Event, Program Termination Event, Potential Termination Event, Potential Originator Termination Event or Potential Program Termination Event exists, or if any such event exists, stating the reason and status thereof.”

(b)                                 Section 5.4 of the Belgian Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“Change in Name

Change its name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to impair the perfection of the ownership interest of the Purchaser and its assignees and the security interest of the Collateral Agent in any Purchased Receivable, without 30 days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.”

6.             The parties to the Dutch Receivables Purchase Agreement agree that, as of the Effective Date,

(a)                                 Section 4.1(c) of the Dutch Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(c)               Furnish to the Purchaser, together with the financial statements required pursuant to (i) clause (b) above, a compliance certificate signed by a Responsible Officer of the relevant Originator stating that the attached financial statements have been prepared in accordance with the applicable GAAP (except that no footnote disclosure shall be required) and accurately reflect the financial condition of such Originator and (ii) clauses (a) and (b) above, a compliance certificate signed by a Responsible Officer of such Originator stating that to the best of such Responsible Officer’s knowledge, no Termination Event, Originator Termination Event, Program Termination Event, Potential Termination Event, Potential Originator Termination Event or Potential Program Termination Event exists, or if any such event exists, stating the reason and status thereof.”

(b)                                 Section 5.4 of the Dutch Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“Change in Name

Change its name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to impair the perfection of the ownership interest of the Purchaser and its assignees and the security interest of the Collateral Agent in any Purchased Receivable, without 30 days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.”

7.             The parties to the French Receivables Purchase Agreement agree that, as of the Effective Date,

(a)                                Section 4.1(a)(i) of the French Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(i)                Furnish to the Purchaser, within 300 days after the end of each fiscal year, such Originator’s balance sheet and related statement of income showing its financial condition as of the close of such fiscal year and the results of its operations during such year, as audited by its Independent Public Accountants and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present in all material respects the financial condition and results of operations of such Originator.  Such financial statements shall be prepared in accordance with the applicable GAAP consistently applied giving a true and fair view of the financial condition of such Originator.”

(b)                                 Section 4.1(b) of the French Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(b)               Furnish to the Purchaser, together with the financial statements required pursuant to (i) clause (a)(i) above, a compliance certificate signed by a Responsible Officer of the relevant Originator stating that the attached financial statements have been prepared in accordance with the applicable GAAP (except that no footnote disclosure shall be required) and accurately reflect the financial condition of such Originator and (ii) clauses (a)(i) and (ii) above, a compliance certificate signed by a Responsible Officer of such Originator stating that to the best of such Responsible Officer’s knowledge, no Termination Event, Originator Termination Event, Program Termination Event, Potential Termination Event, Potential Originator Termination Event or Potential Program Termination Event exists, or if any such event exists, stating the reason and status thereof.”

(c)                                 Section 5.9 of the French Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“Change in Name

Change its name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to impair the perfection of the ownership interest of the Purchaser and its assignees and the security interest of the Collateral Agent in any Purchased Receivable, without 30 days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.”

8.             The parties to the Italian Receivables Purchase Agreement agree that, as of the Effective Date,

(a)                                 Section 4.1(c) of the Italian Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(c)               Furnish to the Purchaser, together with the financial statements required pursuant to (i) clause (b) above, a compliance certificate signed by a Responsible Officer of the relevant Originator stating that the attached financial statements have been prepared in accordance with the applicable GAAP (except that no footnote disclosure shall be required) and accurately reflect the financial condition of such Originator and (ii) clauses (a) and (b) above, a compliance certificate signed by a Responsible Officer of such Originator stating that to the best of such Responsible Officer’s knowledge, no Termination Event, Originator Termination Event, Program Termination Event, Potential Termination Event, Potential Originator Termination Event or Potential Program Termination Event exists, or if any such event exists, stating the reason and status thereof.”

(b)                                 Section 5.4 of the Italian Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“Change in Name

Change its name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to impair the perfection of the ownership interest of the Purchaser and its assignees and the security interest of the Collateral Agent in any Purchased Receivable, without 30 days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.”

9.             The parties to the Spanish Receivables Purchase Agreement agree that, as of the Effective Date,

(a)              Section 4.1(b) of the Spanish Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(b)               Furnish to the Purchaser, together with the financial statements required pursuant to clause (a) above, a compliance certificate signed by a Responsible Officer of such Originator stating that to the best of such Responsible Officer’s knowledge, no Termination Event, Originator Termination Event, Program Termination Event, Potential Termination Event, Potential Originator Termination Event or Potential Program Termination Event exists, or if any such event exists, stating the reason and status thereof.”

(b)           Section 5.1.4 of the Spanish Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“Change in Name

Change its name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to impair the perfection of the ownership interest of the Purchaser and its assignees and the security interest of the Collateral Agent in any Purchased Receivable, without 30 days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.”

10.           The parties to the UK Receivables Purchase Agreement agree that, as of the Effective Date,

(a)             Section 5.1(a) of the UK Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(a)               Furnish to the Purchaser, within 300 days after the end of each fiscal year, such Originator’s balance sheet and related statement of income showing its financial condition as of the close of such fiscal year and the results of its operations during such year, as audited by its Independent Public Accountants and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present in all material respects the financial condition and results of operations of such Originator.  Such financial statements shall be prepared in accordance with UK GAAP consistently applied giving a true and fair view of the financial condition of such Originator.”

(b)           Section 5.1(c) of the UK Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“(c)               Furnish to the Purchaser, together with the financial statements required pursuant to (i) clause (b) above, a compliance certificate signed by a Responsible Officer of the relevant Originator stating that the attached financial statements have been prepared in accordance with UK GAAP (except that no footnote disclosure shall be required) and accurately reflect the financial condition of such Originator and (ii) clauses (a) and (b) above, a compliance certificate signed by a Responsible Officer of such Originator stating that to the best of such Responsible Officer’s knowledge, no Termination Event, Originator Termination Event, Program Termination Event, Potential Termination Event, Potential Originator Termination Event or Potential Program Termination Event exists, or if any such event exists, stating the reason and status thereof.”

(c)           Section 6.4 of the UK Receivables Purchase Agreement shall be and hereby is amended in its entirety, to read as follows:

“Change in Name

Change its name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to impair the perfection of the ownership interest of the Purchaser and its assignees and the security interest of the Collateral Agent in any Purchased Receivable, without 30 days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.”

11.

(a)   Each of the parties hereto acknowledges and agrees that with effect as of April 15, 2011, (i) pursuant to a Commitment Transfer Regency has become a Lender and HSBC Bank plc has become a Funding Agent with respect to Regency under the Receivables Loan Agreement and (ii) that after giving effect to such Commitment Transfer, the respective Pro Rata Share of each Lender is as follows:

Lender	Pro Rata Share
Sheffield	73.3333%
Regency	26.6667%

(b)   The parties to the Receivables Loan Agreement hereby agree that, notwithstanding any other provision of the Receivables Loan Agreement and the fact that Regency has become a Lender under the Receivables Loan Agreement :

(i)            all Loans to be made by the Lenders on the Settlement Date occurring on April 15, 2011 shall be made by Sheffield;

(ii)           on any Borrowing Date occurring during the period commencing on April 16, 2011 and ending one day prior to the Settlement Date occurring in May 2011, any additional Loans shall be made by Regency up to such time as the Loans outstanding to each Lender are in the Pro Rata Share of all outstanding Loans, after which time any further Loans during such period shall be made in accordance with each Lender’s Pro Rata Share; and

(iii)          on the Settlement Date occurring in May 2011, the “Adjustment Amount” (defined below) of Loans to be provided by Regency on such day shall be paid directly to the account of Sheffield (as set forth below).  For purposes hereof, the “Adjustment Amount” shall mean an amount equal to the difference between (x) the Loans made by Sheffield and outstanding on the Business Day immediately prior to such Settlement Date minus (y) the Loans which will be outstanding to Sheffield on such Settlement Date after giving effect to each Lender making Loans on such Settlement Date in accordance with their Pro Rata Shares; provided that the Adjustment Amount shall be limited to the amount of the Loans to be made by Regency in accordance with its Pro Rata Share on such Settlement Date.   To the extent the Adjustment Amount exceeds the amount of the Loans to be made by Regency in accordance with its Pro Rata Share on such Settlement

Date, the Company shall prepay such excess amount of the Loans to Sheffield on such Settlement Date.

(c)   The accounts for payments to Sheffield are:

EUR:
Swift Code:	BARCGB22
Sort Code:	20-19-90
A/C Name:	Sheffield Receivables Corp
A/C Number:	XXXXXXXX
Ref:	Huntsman Rec

GBP:
Swift Code:	BARCGB22
Sort Code:	20-19-90
A/C Name:	Sheffield Receivables Corp
A/C Number:	XXXXXXXX
Ref:	Huntsman Rec

(d)           The parties to the Receivables Loan Agreement hereby waive any requirements for Regency to deliver a confidentiality agreement to Sheffield in the form attached as Schedule 11 to the Receivables Loan Agreement.

12.           Each of the parties hereto hereby consents, acknowledges and agrees to the amendments and modifications set forth in Sections 2 through 11 of this Amendment (including specifically the terms of Section 2(j)).

13.           The amendments and agreements under Sections 2 through 11 of this Amendment shall become effective on and as of April 15, 2011 subject to the Administrative Agent being in receipt of: (i) this Agreement duly executed by each of the parties hereto; (ii) confirmation that Fee Letters with each Lender Group duly executed by each of the parties thereto have been received by the respective Lender Groups; and (iii) legal opinions from New York counsel to Huntsman International, the Company, the European Originators and the Master Servicer with respect to this Amendment in each case in form and substance satisfactory to the Administrative Agent, each Funding Agent and the Collateral Agent (the “Effective Date”).  The Administrative Agent, on its behalf and on behalf of each Funding Agent and the Collateral Agent, will provide an e-mail notice to the parties to this Agreement when it has received the documents required to be delivered to it pursuant to this Section 13.

14.           Except as expressly amended by this Amendment, each of the Receivables Loan Agreement, the Servicing Agreement and each of the Receivables Purchase Agreements and the other Transaction Documents is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect.  The parties hereto agree that this Amendment shall constitute a Transaction Document.

15.           THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.           This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.  Delivery (by fax or email) of a facsimile signature on the signature page of this Amendment shall be effective as delivery of an original signature thereof.

17.           The provisions of Sections 36.1, 36.2, 36.21, 36.22 and 36.26 of the Receivables Loan Agreement and Section 8.04 of the Servicing Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE LLC

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Vice President, Planning and Treasurer

VANTICO GROUP S.A R.L.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Manager

HUNTSMAN INTERNATIONAL LLC

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Vice President, Planning and Treasurer

TIOXIDE EUROPE LIMITED

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

HUNTSMAN SURFACE SCIENCES UK LIMITED

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

HUNTSMAN HOLLAND B.V.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

HUNTSMAN ADVANCED MATERIALS (EUROPE) BVBA

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

TIOXIDE EUROPE S.L.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

HUNTSMAN PERFORMANCE PRODUCTS SPAIN, S.L.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

TIOXIDE EUROPE S.A.S.,

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

HUNTSMAN SURFACE SCIENCES (FRANCE) S.A.S.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

TIOXIDE EUROPE S.R.L.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

HUNTSMAN SURFACE SCIENCES ITALIA S.R.L.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

HUNTSMAN PATRICA S.R.L.

By:	/s/ John R. Heskett
Name: John R. Heskett
	Title:	Authorised Signatory

BARCLAYS BANK PLC,
as Administrative Agent and a Funding Agent

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Director

BARCLAYS BANK PLC,
as a party to the Italian Receivable Purchase Agreements

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Director

SHEFFIELD RECEIVABLES CORPORATION,
as a Lender

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Director

HSBC BANK PLC,
as a Funding Agent

By:	/s/ Nigel Batley
Name: Nigel Batley
Title: Managing Director

REGENCY ASSETS LIMITED,
as a Lender

By:	/s/ Eimir McGrath
Name: Eimir McGrath
Title: Alternative Director

PRICEWATERHOUSECOOPERS LLP,
as Liquidation Servicer

By:	/s/ Julian Roberts
Name: Julian Roberts
Title: Director